THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Variable Annuity

Supplement dated August 13, 2021 to the Initial Summary Prospectus dated June 4, 2021

This Supplement outlines important changes for your Lincoln Investor Advantage® Pro individual variable annuity contract.  All other provisions of your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The following funds will be available as new investment options under your contract beginning August 23, 2021:

•	Lincoln S&P 500 Buffer Fund Aug
•	Lincoln S&P 500 Ultra Buffer Fund Aug

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
To track returns that track those of the S&P 500 PriceReturn Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln S&P 500 Buffer Fund Aug – Service Class[1]	1.05%[2]	N/A	N/A	N/A
To track returns that track those of the S&P 500 PriceReturn Index up to a cap, while providing a buffer against losses. A fund of funds.	Lincoln S&P 500 Ultra Buffer Fund Aug – Service Class[1]	1.05%[2]	N/A	N/A	N/A
1Buffer funds employ a strategy to provide buffer protection, which includes a capped upside return risk and an outcome period risk. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds and provide limited protection in the event of a market downturn. This may conflict with your investment objectives by limiting your ability to maximize growth of your Contract Value.
2This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Benefits Available Under the Contract – Additional Services – Cross-Reinvestment. Beginning August 23, 2021, existing contractowners may elect the cross-reinvestment service by completing the appropriate election form available from our Home Office. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. Cross-reinvestment is not available for amounts transferred from or into the Lincoln Defined Outcome Funds.

A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Please retain this Supplement for future reference.